EXHIBIT 10.1

                                 AMENDMENT NO. 5
                                 ---------------

         AMENDMENT NO. 5 (this "Amendment"), dated as of November 14, 2005, to that certain Credit and Guaranty Agreement, dated as of June 4, 2004, as amended (the "Credit Agreement"; capitalized terms used herein and not defined shall have the meaning set forth in the Credit Agreement), among MAAX CORPORATION, a Nova Scotia unlimited company ("Company"), BEAUCELAND CORPORATION, a Nova Scotia unlimited company ("Holdings"), CERTAIN SUBSIDIARIES OF HOLDINGS, as Guarantors, the Lenders party thereto from time to time, GOLDMAN SACHS CREDIT PARTNERS L.P., as Joint Lead Arranger and as Syndication Agent, ROYAL BANK OF CANADA, as Administrative Agent (in such capacity, "Administrative Agent") and as Collateral Agent, ROYAL BANK OF CANADA, ACTING THROUGH ITS BUSINESS GROUP RBC CAPITAL MARKETS, as Joint Lead Arranger, and MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, as Joint Lead Arranger and as Documentation Agent.


                              W I T N E S S E T H :
                              - - - - - - - - - -

         WHEREAS, Company desires to amend the Credit Agreement to modify certain financial and reporting covenants; and

         WHEREAS, pursuant to Section 10.5 of the Credit Agreement Company and Administrative Agent hereby agree to amend the Credit Agreement as set forth herein.

         NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         SECTION ONE - Amendments. Subject to the satisfaction of the conditions set forth in Section Two hereof:

         (i) The definitions of Applicable Margin and Applicable Revolving Commitment Fee Percentage in Section 1.1 of the Credit Agreement are hereby amended and restated in their entirety to read:

         "Applicable Margin" and "Applicable Revolving Commitment Fee Percentage" mean (i) with respect to all Loans that are Eurodollar Rate Loans, Canadian Eurodollar Rate Loans or BA Discount Rate Loans and the Applicable Revolving Commitment Fee Percentage, (a) from the Closing Date until the date of delivery of the Compliance Certificate and the financial statements for the second fiscal quarter commencing after the Closing Date, a percentage, per annum, determined by reference to the following table as if the Leverage Ratio then in effect were in excess of 4.50:1.00; and (b) thereafter, a percentage, per annum, determined by reference to the Leverage Ratio in effect from time to time as set forth below:

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

============================================================================
                   Applicable Margin       Applicable          Applicable
                  for Tranche A Term       Margin for          Revolving
    Leverage          Loans and          Tranche B Term        Commitment
     Ratio          Revolving Loans          Loans           Fee Percentage
---------------------------------------------------------------------------

   > 5.25:1.00           2.50%               3.00%               0.50%
---------------------------------------------------------------------------
   < 5.25:1.00           2.50%               2.75%               0.50%
   -
   > 4.50:1.00
---------------------------------------------------------------------------
   < 4.50:1.00           2.25%               2.75%               0.50%
   -
   > 3.50:1.00
---------------------------------------------------------------------------
   < 3.50:1.00           2.00%               2.50%               0.40%
   -
   > 2.50:1.00
---------------------------------------------------------------------------
   < 2.50:1.00           1.75%               2.50%               0.35%
   -
============================================================================

and (ii) with respect to Loans that are Base Rate Loans or Prime Rate Loans, an amount equal to (a) the Applicable Margin for Eurodollar Rate Loans as set forth in clause (i)(a) or (i)(b) above, as applicable, minus (b) 0.75% per annum; provided that notwithstanding the foregoing the Applicable Margin for all Tranche B Term Loans shall be calculated as if the Leverage Ratio in effect were in excess of 5.25:1.00 from November 14, 2005 until financial statements and a Compliance Certificate related to a fiscal period ended after November 14, 2005 indicating a Leverage Ratio less than or equal to 5.25:1.00 have been delivered pursuant to Section 5.1(d). No change in the Applicable Margin or the Applicable Revolving Commitment Fee Percentage shall be effective until three Business Days after the date on which Administrative Agent shall have received the applicable financial statements and a Compliance Certificate pursuant to Section 5.1(d) calculating the Leverage Ratio. At any time Company has not submitted to Administrative Agent the financial statements and a Compliance Certificate calculating the Leverage Ratio as and when required under Section 5.1(d), the Applicable Margin and the Applicable Revolving Commitment Fee Percentage shall be determined as if the Leverage Ratio were in excess of 5.25:1.00 until such financial statements and Compliance Certificate are delivered to Administrative Agent. Within one Business Day of receipt of the financial statements and Compliance Certificate calculating the Leverage Ratio under Section 5.1(d), Administrative Agent shall give each Lender telefacsimile or telephonic notice (confirmed in writing) of the Applicable Margin and the Applicable Revolving Commitment Fee Percentage in effect from the day that is three Business Days after such receipt.

         (ii) The definition of Narrative Report in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read:

         "Narrative Report" means, with respect to the financial statements for which such narrative report is required, a narrative report describing the operations of MAAX Holdings and its Subsidiaries, in the form prepared for presentation to senior management thereof for the applicable Fiscal Quarter or Fiscal Year and for the period from the beginning of the then current Fiscal Year to the end of such period to which such financial statements relate, along with a formal reconciliation between the financial statements of MAAX Holdings and its Subsidiaries and those of Holdings and its Subsidiaries for such periods.

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

         (iii) Section 6.8(a) of the Credit Agreement is hereby amended and restated in its entirety to read:

         Interest Coverage Ratio. Company shall not permit the Interest Coverage Ratio as of the last day of any Fiscal Quarter, beginning with the Fiscal Quarter ending August 31, 2004, to be less than the ratio indicated below:

            ======================================================
                                                         Interest
            Fiscal Quarter Ending                        Coverage
                                                           Ratio
            ------------------------------------------------------
            On or prior to February 28, 2006             2.00:1.00
            ------------------------------------------------------
            After February 28, 2006 and                  1.85:1.00
            on or prior to August 31, 2006
            ------------------------------------------------------
            After August 31, 2006 and on                 1.90:1:00
            or prior to May 31, 2007
            ------------------------------------------------------
            After May 31, 2007 and on or                 2.25:1.00
            prior to August 31, 2007
            ------------------------------------------------------
            After August 31, 2007 and on                 2.50:1.00
            or prior to February 29, 2008
            ------------------------------------------------------
            After February 29, 2008                      2.75:1.00
            ======================================================


         (iv) Section 6.8(c) of the Credit Agreement is hereby amended and restated in its entirety to read:

         Leverage Ratio. Company shall not permit the Leverage Ratio as of the last day of any Fiscal Quarter, beginning with the Fiscal Quarter ending August 31, 2004, to exceed the ratio indicated below:

            ======================================================
            Fiscal Quarter Ending                   Leverage Ratio
            ------------------------------------------------------
            On or prior to May 31, 2005                  6.00:1.00
            ------------------------------------------------------
            August 31, 2005                              6.50:1.00
            ------------------------------------------------------
            November 30, 2005                            6.00:1.00
            ------------------------------------------------------
            February 28, 2006                            6.00:1.00
            ------------------------------------------------------
            May 31, 2006                                 6.00:1.00
            ------------------------------------------------------
            August 31, 2006                              6.00:1.00
            ------------------------------------------------------
            November 30, 2006                            6.00:1.00
            ------------------------------------------------------
            February 28, 2007                            5.75:1.00
            ------------------------------------------------------
            May 31, 2007                                 5.50:1.00
            ------------------------------------------------------
            August 31, 2007                              4.75:1.00
            ------------------------------------------------------
            November 30, 2007                            4.50:1.00
            ------------------------------------------------------
            February 29, 2008                            4.25:1.00
            ------------------------------------------------------
            May 31, 2008 and thereafter                  3.75:1.00
            ======================================================

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

         SECTION TWO - Conditions to Effectiveness. This Amendment shall become effective as of the Closing Date as if entered into on the Closing Date when, and only when, (i) Administrative Agent shall have received (x) counterparts of this Amendment executed by Company and Administrative Agent and (y) consents to this Amendment from the Requisite Lenders and (ii) Company shall have delivered, by wire transfer of immediately available funds, to Administrative Agent, for the ratable account of each Lender consenting hereto, a fee equal to (A) in Canadian Dollars, 0.25% of the aggregate principal amount of Tranche A Term Loans plus the aggregate amount of Revolving Commitments of such Lenders plus
(B) in U.S. Dollars, 0.125% of the aggregate principal amount of Tranche B Term Loans of such Lenders. The effectiveness of this Amendment (other than Sections Five, Six and Seven hereof) is conditioned upon the accuracy of the representations and warranties set forth in Section Three hereof.

         SECTION THREE - Representations and Warranties; Covenants. In order to induce the Lenders to consent to this Amendment, the Company represents and warrants to each of the Lenders and the Agents that after giving effect to this Amendment, (x) no Event of Default or Default has occurred and is continuing; and (y) the representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects (and any such representations and warranties that contain a materiality or Material Adverse Effect qualification are true and correct in all respects) on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date.

         SECTION FOUR - Reference to and Effect on the Credit Agreement and the Notes. On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Credit Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment. The Credit Agreement, the Notes and each of the other Credit Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Credit Parties under the Credit Documents. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as an amendment or waiver of any right, power or remedy of any Lender or any Agent under any of the Credit Documents, nor constitute an amendment or waiver of any provision of any of the Credit Documents.

         SECTION FIVE - Costs, Expenses and Taxes. Company agrees to pay all reasonable costs and expenses of the Agents in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, if any (including, without limitation, the reasonable fees and expenses of Cahill Gordon & Reindel LLP) in accordance with the terms of Section 10.2 of the Credit Agreement.

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

         SECTION SIX - Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

         SECTION SEVEN - Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the principles of conflicts of laws thereof to the extent that the application of the laws of another jurisdiction would be required thereby.

                            [SIGNATURE PAGES FOLLOW]

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


         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.


                                       MAAX CORPORATION


                                       By: /s/ DENIS AUBIN
                                           -------------------------------------
                                           Denis Aubin
                                           Chief Financial Officer, Executive
                                           Vice President and Secretary


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


                                       ROYAL BANK OF CANADA, as Administrative
                                          Agent


                                       By: /s/ DAVID WHEATLEY
                                           -------------------------------------
                                           Name:  David Wheatley
                                           Title: Manager, Agency


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